UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 22, 2003



                         CALIFORNIA WATER SERVICE GROUP
             (Exact name of registrant as specified in its charter)



                               Delaware 77-0448994
          (State of Incorporation) (I.R.S. Employer Identification No.)

                         Commission file number 1-13883



     1720 North First Street, San Jose, CA.                       95112
    Address of principal executive offices)                     (Zip Code)

                                 1-408-367-8200
              (Registrant's telephone number, including area code)


Former name, former address and former fiscal year, if changed since last report: Not Applicable

         Item 12. Disclosure of Results of Operations and Financial Condition

         On October 22, 2003, the registrant issued the press release attached to this report as Exhibit 99, which announces the results of its operations for the quarter ended September 30, 2003.


                                   SIGNATURES

         Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CALIFORNIA WATER SERVICE GROUP
                                   ------------------------------
                                            Registrant


Date:  October 22, 2003            By: /s/ Richard D. Nye
                                      ----------------------
                                           Richard D. Nye
                                           Vice President,
                                           Chief Financial Officer and Treasurer